Exhibit 32.2

BULOVA TECHNOLOGIES GROUP, INC. AND CONSOLIDATED AFFILIATE

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bulova Technologies Group, Inc. (the Company) on Form 10-K for the year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John D. Stanton, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John D. Stanton
John D. Stanton
Principal Financial Officer
March 31, 2010

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